Exhibit 99.2
Earnings Call 3Q 2024 October 24, 2024

This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent Bank Group, Inc.’s (“IBTX”), SouthState Corporation’s (“SouthState”) or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in IBTX’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, IBTX’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, IBTX’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on IBTX’s, SouthState’s or the combined company’s operations, results of operations and financial condition, IBTX’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that IBTX and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding IBTX’s, SouthState’s and the combined company’s business, the economy and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of IBTX and SouthState. IBTX’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect IBTX’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in IBTX’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and SouthState providing for the acquisition of IBTX by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against IBTX or SouthState; (3) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which IBTX and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of IBTX’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or IBTX; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as hurricanes, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of IBTX and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. These factors are not necessarily all of the factors that could cause IBTX’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm IBTX’s, SouthState’s or the combined company’s results. IBTX and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by IBTX and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by IBTX or SouthState in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. IBTX and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. IBTX and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, IBTX and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, IBTX and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein. If IBTX or SouthState update one or more forward-looking statements, no inference should be drawn that IBTX or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding IBTX, SouthState and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm), and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

(1) Financial metrics as of September 30, 2024; market cap as of October 22, 2024 SouthState Corporation Overview of Franchise (1) (251) $38 Billion in deposits $34 Billion in loans $46 Billion in assets $7.4 Billion market cap 3 Ranked #14 by S&P Global 17 Greenwich Excellence & Best Brand Awards for Small Business Banking from Coalition Greenwich

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values Leadership The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose. 4

17.8% 13.7%12.8% 11.9% 8.9% 8.3% 6.0% FL SC GA NC VA U.S. AL Actual Population Growth 2010-2023 $2.0B $1.9B $0.9B $0.6B $3.1B $2.1B POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA 5 $318 $348 $759 $833 $878 $1,695 AL SC VA NC GA FL GDP by State ($ in billions) 5.3% 4.7% 3.9% 3.7% 3.0% 3.0% 2.4% FL SC NC GA VA AL U.S. Projected Population Growth 2024-2029 $3.3 $3.7 $4.2 $4.4 $4.8 $17.7 $27.4 UK India Japan Germany SSB Footprint China US GDP ($ in trillions) The combined GDP of SouthState’s 6 state branch footprint would represent the world’s third largest economy. 1.2 0.3 0.4 0.4 0.3 0.2 8.1 Population increase (in millions) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. Population increase (in millions) 3.3 0.6 1.2 1.1 0.7 25.8 0.3 $10.9B $11.9B $7.5B $11.1B $6.8B $6.1B Loans Deposits

Top 10 States Net Income Migration (2022) 1. Florida $36.0B 2. Texas $10.1B 3. South Carolina $4.8B 4. Tennessee $4.7B 5. North Carolina $4.6B 6. Arizona $3.7B 7. Nevada $3.1B 8. Idaho $1.7B 9. Colorado $1.5B 10. Utah $1.1B Top 10 States Net Domestic Migration 1. Florida 818,762 2. Texas 656,220 3. North Carolina 310,189 4. South Carolina 248,055 5. Arizona 218,247 6. Tennessee 207,097 7. Georgia 185,752 8. Idaho 104,313 9. Alabama 96,538 10. Oklahoma 80,064 Source: U.S. Census Bureau (Net Domestic Migration); IRS Adjusted Gross Income Data for 2022 (Domestic). * States/markets reflective of the pending acquisition of Independent Bank Group, Inc. PANDEMIC ACCELERATES POPULATION AND INCOME MIGRATION TO THE SOUTH 6 * * *

INVESTMENT THESIS 7 • High growth markets • Granular, low-cost core deposit base • Diversified revenue streams • Strong credit quality and disciplined underwriting • Energetic and experienced management team with entrepreneurial ownership culture • True alternative to the largest banks with capital markets platform and upgraded technology solutions

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 9 2Q24 3Q24 GAAP Net Income $ 132.4 $ 143.2 EPS (Diluted) $ 1.73 $ 1.86 Return on Average Assets 1.17% 1.25 % Non-GAAP(1) Return on Average Tangible Common Equity 15.5% 15.6 % Non-GAAP, Adjusted(1) Net Income $ 137.2 $ 145.7 EPS (Diluted) $ 1.79 $ 1.90 Return on Average Assets 1.22% 1.27 % Return on Average Tangible Common Equity 16.1% 15.9%

QUARTERLY HIGHLIGHTS | 3Q 2024 (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 10 • Reported Diluted Earnings per Share (“EPS”) of $1.86; adjusted Diluted EPS (non-GAAP)(1) of $1.90 • Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2) of $182.9 million • Loans increased $314 million, or 4% annualized • Deposits increased $540 million, or 6% annualized • Total loan yield of 5.86%, up 0.04% from prior quarter • Total deposit cost of 1.90%, up 0.10% from prior quarter • Net interest margin, non-tax equivalent of 3.39% and tax equivalent (non-GAAP)(3) of 3.40% • Net charge-offs of $6.1 million, or 0.07% annualized; release of Provision for Credit Losses (“PCL”), including release for unfunded commitments, of ($7.0) million; total allowance for credit losses (“ACL”) plus reserve for unfunded commitments of 1.52% • Efficiency ratio of 57% and adjusted efficiency ratio (non-GAAP)(1) of 56%

$355.4 $354.2 $343.9 $350.3 $351.5 3.50% 3.48% 3.41% 3.44% 3.40% 3.00% 3.25% 3.50% 3.75% 4.00% $200 $250 $300 $350 $400 3Q23 4Q23 1Q24 2Q24 3Q24 $ in millions Net Interest Income Net Interest Margin, TE (1) NET INTEREST MARGIN (1) Dollars in millions; Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 11

LOAN PRODUCTION VS LOAN GROWTH $1,256 $1,791 $1,933 $2,079 $1,699 $1,470 $1,535 $1,879 $1,834 $2,355 $2,636 $3,129 $2,582 $3,863 $3,372 $3,305 $2,181 $2,369 $1,459 $1,233 $1,352 $2,049 $1,648 $180 $82 $267 $153 $180 $(372)$(277) $(155) $(185) $169 $573 $396 $381 $1,451 $933 $1,347 $519 $841 $480 $372 $279 $568 $314 $(500) $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 $ in millions Loan Production Loan Portfolio Growth Dollars in millions (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 12 (2) (4) (4) (4) (4) (4) (4) (3) (3) (1) (1) (1) (1)

Balance Sheet

3Q23 4Q23 1Q24 2Q24 3Q24 DDA / Total Deposits 30% 29% 28% 28% 28% LOAN AND DEPOSIT TRENDS $32.0 $32.4 $32.7 $33.2 $33.5 $- $0.2B $0.4B $0.6B $0.8B $1.0B $1.2B $— $6 $12 $18 $24 $30 $36 $42 3Q23 4Q23 1Q24 2Q24 3Q24 $ in billions Loans (1) Dollars in billions Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 14 $11.2 $10.6 $10.5 $10.4 $10.4 $7.8 $8.0 $7.9 $7.5 $7.6 $13.5 $14.2 $14.5 $14.6 $15.1 $4.5 $4.2 $4.3 $4.6 $4.7 $36.9B $37.0B $37.2B $37.1B $37.6B $— $6 $12 $18 $24 $30 $36 $42 Deposits Noninterest-bearing Checking ("DDA") Interest-bearing Checking MMA & Savings Time Deposits Total Deposits

Investor CRE (2) 29% Consumer RE 26% Owner-Occupied CRE 17% C&I 18% CDL (1) 7% Cons / Other 3% TOTAL LOAN PORTFOLIO 15 Data as of September 30, 2024 Loan portfolio balances, average balances or percentage exclude loans held for sale; Amounts may not total due to rounding. (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. Loan Type No. of Loans Balance Avg. Loan Balance Investor CRE 7,830 $ 9.9B $ 1,259,000 Consumer RE 45,885 8.6B 188,500 Owner-Occupied CRE 7,610 5.5B 728,600 C & I 19,206 5.9B 308,800 Constr., Dev. & Land 2,797 2.5B 878,800 Cons / Other(3) 52,313 1.0B 19,300 Total(3) 135,641 $ 33.5B $ 247,300 Loan Relationships Top 10 Represents ~ 3% of total loans Top 20 Represents ~ 4% of total loans Loans by Type Total Loans $33.5 Billion • SNC loans represent approximately 2% of total outstanding loans at September 30, 2024

43% 30% 27% Checking Accounts Composition Commercial Small Business Retail Noninterest-bearing Checking $10.4B Interest-bearing Checking $7.6B Savings $2.4B Money Market $12.6B Time Deposits $4.7B Data as of September 30, 2024 Dollars in billions except for average checking balances; Amounts may not total due to rounding. † & (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 48% 44% 40% 38% 12% 18% 0% 20% 40% 60% 80% 100% SSB Peer Average (1) Deposit Mix vs. Peers Checking Accounts MM & Savings Time Deposits PREMIUM CORE † DEPOSIT FRANCHISE 16 Total Deposits $37.6 Billion Deposits by Type Checking Type Avg. Checking Balance Commercial $288,600 Small Business $39,200 Retail $8,700 Total Cost of Deposits 3Q24 SSB 190 bps Peer Average(1) 246 bps

Credit

0.52% 0.57% 0.53% 0.60% 0.57% —% 0.25% 0.50% 0.75% 1.00% 3Q23 4Q23 1Q24 2Q24 3Q24 Nonperforming Assets to Loans & OREO 0.63% 0.58% 0.86% 0.91% 0.92% 1.31% 1.97% 2.20% 2.36% 2.36% —% 1.00% 2.00% 3.00% 4.00% 3Q23 4Q23 1Q24 2Q24 3Q24 Criticized & Classified Asset Trends Special Mention / Assets Substandard / Assets ASSET QUALITY METRICS Dollars in millions 18 0.16% 0.09% 0.03% 0.05% 0.07% —% 0.25% 0.50% 0.75% 1.00% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Charge-Offs to Loans • $171 million in provision for credit losses vs. $39 million in net charge-offs trailing eight quarters • Increased ACL plus reserve for unfunded commitments by 21 bp to 1.52% from 3Q22 to 3Q24

Dollars in millions (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. LOSS ABSORPTION CAPACITY TREND 19 $23.9 $47.1 $33.1 $38.4 $32.7 $9.9 $12.7 $3.9 $(7.0) $(1.3) $0.9 $1.0 $3.3 $13.2 $7.3 $2.7 $4.2 $6.1 $(10) $- $10 $20 $30 $40 $50 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 $ in millions Provision for Credit Losses & Net Charge-Offs (Recoveries) Provision (Recovery) for Credit Losses Net Charge-Offs (Recoveries) $324 $356 $371 $427 $448 $457 $470 $472 $468 $53 $67 $85 $63 $62 $56 $53 $50 $42 1.31% 1.40% 1.48% 1.56% 1.59% 1.58% 1.60% 1.57% 1.52% 1.00% 1.40% 1.80% 2.20% $150 $200 $250 $300 $350 $400 $450 $500 $550 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 $ in millions Total ACL(1) plus Reserve for Unfunded Commitments Total ACL Reserve for Unfunded Commitments % of Total Loans

LOAN PORTFOLIO – OFFICE EXPOSURE 20 State • Office represents 4% of the loan portfolio • Average loan size only $1.4 million • 95% located in the SouthState footprint • Approximately 10% is located within the Central Business District(1) • 82% of the portfolio is less than 150K square feet(1) • 81% mature in 2026 or later • 57% weighted average Loan to Value(2) • 1.62x weighted average Debt Service Coverage(2) Granular and Diversified Office Portfolio (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. Greenville Miami/Ft. Lauderdale Jacksonville Tampa Charleston Atlanta MSA FL 43% SC 21% GA 18% VA 6% NC 5% Other 5% AL 2%

(1) Yellow dot size represents outstanding loan exposure. 21 FRB KANSAS CITY EXPECTED OFFICE DEFAULT RATE STUDY – SSB GRANULAR OFFICE PORTFOLIO SHOWS MEANINGFULLY LOWER EXPECTED DEFAULT RATES Federal Reserve Bank of Kansas City: Expected Default Rates on Office Properties Increased With Property Size SouthState’s Office Portfolio by Property Size(1) • 50% of the portfolio is less than 50K square feet • 7% of the portfolio is greater than 200K square feet 0 5 10 15 20 25 0 50 100 150 200 250 300 350 400 450 500 K.C. FRB Default Probability % Office space, thousands of square feet < >

LOAN PORTFOLIO – NON OWNER - OCCUPIED COMMERCIAL REAL ESTATE (1) Balance and average loan size in millions (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 22 Loan Type Balance Avg Loan Size Wtd Avg DSC(2) Wtd Avg LTV(2) AL% FL% GA% NC% SC% VA% OTHER % Non-Accrual %(3) Substandard & Accruing %(3) Special Mention %(3) Retail $2,098 $1.7 1.76 53% 2% 55% 15% 6% 12% 3% 7% —% 0.56% 0.37% Multifamily 1,383 3.1 1.46 52% 11% 24% 34% 7% 21% 2% 2% —% 7.27% 4.50% Warehouse / Industrial 1,271 1.7 1.66 57% 10% 36% 19% 7% 14% 8% 6% —% 3.18% 0.32% Office 1,262 1.4 1.62 57% 2% 43% 18% 5% 21% 6% 5% 1.40% 8.68% 4.84% Hotel 978 4.6 2.07 55% 4% 18% 8% 14% 42% 9% 4% —% 6.51% 3.13% Medical 618 1.9 1.69 56% —% 53% 12% 9% 11% 7% 8% —% 1.37% 1.11% Other 521 1.2 1.55 56% 1% 33% 27% 6% 23% 5% 5% —% 1.15% 9.71% Self Storage 451 3.6 1.47 56% 5% 40% 24% 6% 17% —% 8% —% 11.97% 1.04% Special Use 191 1.7 1.58 56% —% 53% 11% 19% 10% 1% 5% —% —% 4.64%

Capital

CAPITAL RATIOS 2Q24 3Q24(2) Tangible Common Equity(1) 8.4% 8.9 % Tier 1 Leverage 9.7% 10.0 % Tier 1 Common Equity 12.1% 12.5 % Tier 1 Risk-Based Capital 12.1% 12.5 % Total Risk-Based Capital 14.4% 14.9 % Bank CRE Concentration Ratio 231% 227 % Bank CDL Concentration Ratio 51% 47% (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 24

Appendix

38% 60% 2% Municipal Bond Rating AAA AA A Dollars in billions, unless otherwise noted; data as of September 30, 2024 Amounts may not total due to rounding. † , (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 2.36% 2.45% 2.44% 2.48% 2.42% 1.00% 1.30% 1.60% 1.90% 2.20% 2.50% 3Q23 4Q23 1Q24 2Q24 3Q24 Investment Securities Yield(2) HIGH QUALITY INVESTMENT PORTFOLIO 75% 10% 15% 0.4% Investment Portfolio† Composition Agency MBS(1) Treasury, Agency & SBA Municipal Corporates Type AFS HTM Balance Duration (yrs)(3,4) Balance Duration (yrs)(4) Agency MBS(1) $3.0B 5.4 $2.1B 5.7 Municipal 1.0B 8.0 — — Treasury, Agency & SBA 0.5B 3.0 0.2B 5.2 Corporates 0.03B 1.9 — — Total $4.6B 5.7 $2.3B 5.7 26 Total Investment Portfolio† $6.9 Billion • ~98% of municipal portfolio is AA or higher rated • ~$351 million in documented ESG investments and ~$165 million CRA eligible investments(4)

CURRENT & HISTORICAL 5 - QTR PERFORMANCE (1) 83% 84% 83% 82% 82% 17% 16% 17% 18% 18% $429M $420M $416M $426M $427M 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0% 20% 40% 60% 80% 100% 3Q23 4Q23 1Q24 2Q24 3Q24 Revenue Composition NIM, TE / Revenue Noninterest Income / Revenue Avg. 10-year UST Total Revenue Dollars in millions (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. $73 $65 $72 $75 $75 0.64% 0.58% 0.64% 0.67% 0.65% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% $— $20 $40 $60 $80 $100 3Q23 4Q23 1Q24 2Q24 3Q24 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets $356 $355 $344 $350 $352 3.50% 3.48% 3.41% 3.44% 3.40% 2.0% 2.5% 3.0% 3.5% 4.0% $200 $300 $400 3Q23 4Q23 1Q24 2Q24 3Q24 $ in millions Net Interest Margin (“NIM”, TE) NIM, TE ($) NIM, TE (%) 54% 54% 63% 57% 58% 56% 57% 56% 57% 56% —% 15% 30% 45% 60% 75% 90% 3Q23 4Q23 1Q24 2Q24 3Q24 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio 27 (2)

QTD Production ($mm) $521 $552 $506 Refinance 6% 4% 8% Purchase 94% 96% 92% 42% 58% 3Q24 MORTGAGE BANKING DIVISION (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 28 Highlights Quarterly Mortgage Production Gain on Sale Margin • Mortgage banking income of $3.2 million in 3Q 2024 compared to $5.9 million in 2Q 2024 • Secondary pipeline of $109 million at 3Q 2024, as compared to $122 million at 2Q 2024 1.84% 1.59% 2.10% 2.39% 2.30% 3Q23 4Q23 1Q24 2Q24 3Q24 Mortgage Banking Income ($mm) 53% 47% 3Q23 Portfolio Secondary 41% 59% 2Q24 3Q23 2Q24 3Q24 Secondary Market Gain on Sale, net $ 1,878 $ 3,457 $ 4,371 Fair Value Change(1) (570) 1,347 (1,096) Total Secondary Market Mortgage Income $ 1,308 $ 4,804 $ 3,275 MSR Servicing Fee Income $ 4,120 $ 4,267 $ 4,168 Fair Value Change / Decay (2,950) (3,159) (4,254) Total MSR-Related Income $ 1,170 $ 1,108 $ (86) Total Mortgage Banking Income $ 2,478 $ 5,912 $ 3,189

$(11.9) $(12.7) $(10.3) $(11.4) $(7.5) $24.8 $16.1 $14.6 $16.3 $17.4 ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $(15) $(10) $(5) $— $5 $10 $15 $20 $25 $30 $35 3Q23 4Q23 1Q24 2Q24 3Q24 $ in millions Correspondent Revenue Breakout ARC Revenues, gross Interest on VM FI Revenues Operational Revenues Total Revenues, gross • Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,200 financial institutions across the country CORRESPONDENT BANKING DIVISION 29 1,258 Financial Institution Clients (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. Correspondent banking and capital markets income, gross $ 24,808 $ 16,081 $ 14,591 $ 16,267 $ 17,381 Interest on centrally-cleared Variation Margin ("VM")(1) (11,892) (12,677) (10,280) (11,407) (7,488) Total Correspondent Banking and Capital Markets Income $ 12,916 $ 3,404 $ 4,311 $ 4,860 $ 9,893

BRANCH OPTIMIZATION 85 Branches Average Size $40M 422 Branches Acquired Plus 12 DeNovo Branches 268 Branches Consolidated or Sold 251 Branches Average Size $150M Increased deposits per branch 3.75x from 2009 to 3Q24 85 434 268 251 2009 …..……………..………..……....…………………………….. 3Q 2024 30

SouthState Acquisition of Independent Bank Group

GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER. CREATING THE SOUTH’S LEADING REGIONAL BANK 32 Enhanced Scale Through Partnership(1) Powerful Operating Leverage(4) 343 Branch Locations #5 Largest Regional Bank in the South(3) Dominant Southern Franchise Presence in 12 of 15 Fastest Growing U.S. MSAs(2) Projected Population Growth Top 20% of U.S. MSAs highlighted in blue Pro Forma Branch Footprint $65B Assets $48B Loans $55B Deposits 1.3% ROAA 18.0% ROATCE 49% Efficiency (1) Projected balances at merger close. (2) Includes MSAs with greater than 1 million in total population. (3) Excludes Bank of America, Capital One Financial, and Truist Financial. (4) 2025 consensus estimates with cost savings fully phased in. SSB (251) IBTX (92) Virginia North Carolina South Carolina Georgia Florida Alabama Mississippi Louisiana Arkansas Tennessee Oklahoma Texas Colorado

GROWTH MARKETS. COMMON CULTURE. BETTER TOGETHER. 33 FINANCIAL IMPACT 27.3% 2025 EPS Accretion(2) 9.6% TBV Dilution 2.0 years TBV Earnback GAAP Excluding Rate Marks/CDI Excluding Rates/CDI/CECL(1) 20.4% 2025 EPS Accretion(2) 2.0% TBV Dilution 0.9 years TBV Earnback 16.5% 2025 EPS Accretion(2) 0.4% TBV Dilution 0.3 years TBV Earnback Strong Capital and Liquidity Enhanced Profitability Earnings and TBV Impact 10.4% CET1 Ratio 12.8% Total Risk-Based Capital Ratio 89% Loan-to-Deposit Ratio 1.34% 2025 ROAA(2) 18.0% 2025 ROATCE(2) 49.3% 2025 Efficiency Ratio(2) (1) Eliminates double count related to CECL. (2) For illustrative purposes, assumes transaction closes on 1/1/2025, cost savings are fully phased-in and excludes one-time deal costs.

NON - GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 34 Return on Average Tangible Equity 2Q24 3Q24 Net income (GAAP) $ 132,370 $ 143,179 Plus: Amortization of intangibles 5,744 5,327 Effective tax rate 23% 23 % Amortization of intangibles, net of tax 4,399 4,089 Net income plus after-tax amortization of intangibles (non-GAAP) $ 136,769 $ 147,268 Average shareholders' common equity $ 5,554,470 $ 5,748,170 Less: Average intangible assets 2,003,930 1,998,618 Average tangible common equity $ 3,550,540 $ 3,749,552 Return on Average Tangible Common Equity (Non-GAAP) 15.5% 15.6%

NON - GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except for per share data (1) Includes pre-tax cyber incident costs of $56,000 and $3.5 million for the quarters ended September 30, 2024 and June 30, 2024, respectively. 35 Adjusted Net Income 2Q24 3Q24 Net income (GAAP) $ 132,370 $ 143,179 Plus: Merger, branch consolidation, severance related and other expense, net of tax (1) 4,430 2,536 FDIC special assessment, net of tax 474 — Adjusted Net Income (Non-GAAP) $ 137,274 $ 145,715 Adjusted EPS 2Q24 3Q24 Diluted weighted-average common shares 76,607 76,805 Adjusted net income (non-GAAP) $ 137,274 $ 145,715 Adjusted EPS, Diluted (Non-GAAP) $ 1.79 $ 1.90

NON - GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 36 Dollars in thousands, except for per share data Adjusted Return on Average Assets 2Q24 3Q24 Adjusted net income (non-GAAP) $ 137,274 $ 145,715 Total average assets 45,427,734 45,597,230 Adjusted Return on Average Assets (Non-GAAP) 1.22% 1.27% Adjusted Return on Average Tangible Common Equity 2Q24 3Q24 Adjusted net income (non-GAAP) $ 137,274 $ 145,715 Plus: Amortization of intangibles, net of tax 4,399 4,089 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 141,673 $ 149,804 Average tangible common equity $ 3,550,540 $ 3,749,552 Adjusted Return on Average Tangible Common Equity (Non-GAAP) 16.05% 15.89%

NON - GAAP RECONCILIATIONS – NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollars in thousands 37 Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP) 3Q23 4Q23 1Q24 2Q24 3Q24 Net interest income (GAAP) $ 355,371 $ 354,231 $ 343,936 $ 350,259 $ 351,480 Tax equivalent adjustments 646 659 528 631 486 Net interest income (tax equivalent) (Non-GAAP) $ 356,017 $ 354,890 $ 344,464 $ 350,890 $ 351,966 Average interest earning assets $ 40,376,380 $ 40,465,377 $ 40,657,176 $ 41,011,662 $ 41,223,980 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.50% 3.48% 3.41% 3.44% 3.40% Core Net Interest Margin excluding FMV Accretion (Non-GAAP) 3Q23 4Q23 1Q24 2Q24 3Q24 Net interest income (GAAP) $ 355,371 $ 354,231 $ 343,936 $ 350,259 $ 351,480 Less: Total accretion on acquired loans 4,053 3,870 4,287 4,386 2,858 Core Net Interest Margin excluding FMV Accretion (Non-GAAP) $ 351,318 $ 350,361 $ 339,649 $ 345,873 $ 348,622

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted (Non-GAAP)

	3Q23 SSB	4Q23 SSB	1Q24 SSB	2Q24 SSB	3Q24 SSB
Net interest income (GAAP)	$ 355,371	$ 354,231	$ 343,936	$ 350,259	**$ 351,480**
Plus:					
Noninterest income	72,848	65,489	71,558	75,225	**74,934**
Less:					
Gains (losses) on sales of securities	—	(2)	—	—	**—**
Total revenue, adjusted (non-GAAP)	$ 428,219	$ 419,722	$ 415,494	$ 425,484	**$ 426,414**
Less:					
Noninterest expense	238,206	273,243	249,290	248,747	**246,847**
PPNR (Non-GAAP)	$ 190,013	$ 146,479	$ 166,204	$ 176,737	**$ 179,567**
Plus:					
Merger, branch consolidation, severance related and other expense [(1)]	164	1,778	4,513	5,785	**3,304**
FDIC Special Assessment	—	25,691	3,854	619	**—**
Total adjustments	$ 164	$ 27,469	$ 8,367	$ 6,404	**$ 3,304**
PPNR, Adjusted (Non-GAAP)	**$ 190,177**	**$ 173,948**	**$ 174,571**	**$ 183,141**	**$ 182,871**

Correspondent & Capital Markets Income

	3Q23 SSB	4Q23 SSB	1Q24 SSB	2Q24 SSB	3Q24 SSB
ARC revenues	$ 4,546	$ (6,058)	$ (4,531)	$ (2,867)	**$ 1,471**
FI revenues	5,692	6,447	5,999	5,746	**4,937**
Operational revenues	2,678	3,015	2,843	1,981	**3,485**
Total Correspondent & Capital Markets Income	**$ 12,916**	**$ 3,404**	**$ 4,311**	**$ 4,860**	**$ 9,893**

Dollars and weighted average commons share outstanding in thousands except per share data

(1) Includes pre-tax cyber incident costs of $56,000 and $3.5 million for the quarters ended September 30, 2024 and June 30, 2024, respectively.

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NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED)

Efficiency Ratio (Non-GAAP) & Adjusted Efficiency Ratio (Non-GAAP)

	3Q23	4Q23	1Q24	2Q24	3Q24
Noninterest expense (GAAP)	$ 238,206	$ 273,243	$ 249,290	$ 248,747	**$ 246,847**
Less: Amortization of intangible assets	6,616	6,615	5,998	5,744	**5,327**
Adjusted noninterest expense (non-GAAP)	$ 231,590	$ 266,628	$ 243,292	$ 243,003	**$ 241,520**
Net interest income (GAAP)	$ 355,371	$ 354,231	$ 343,936	$ 350,259	**$ 351,480**
Tax Equivalent ("TE") adjustments	646	659	528	631	**486**
Net interest income, TE (non-GAAP)	$ 356,017	$ 354,890	$ 344,464	$ 350,890	**$ 351,966**
Noninterest income (GAAP)	$ 72,848	$ 65,489	$ 71,558	$ 75,225	**$ 74,934**
Less: Gains/(losses) on sales of securities	—	(2)	—	—	**—**
Adjusted noninterest income (non-GAAP)	$ 72,848	$ 65,491	$ 71,558	$ 75,225	**$ 74,934**
Efficiency Ratio (Non-GAAP)	**54%**	**63%**	**58%**	**57%**	**57%**
Noninterest expense (GAAP)	$ 238,206	$ 273,243	$ 249,290	$ 248,747	**$ 246,847**
Less:					
Merger, branch consolidation, severance related and other expense [(1)]	164	1,778	4,513	5,785	**3,304**
FDIC special assessment	—	25,691	3,854	619	**—**
Amortization of intangible assets	6,616	6,615	5,998	5,744	**5,327**
Total adjustments	$ 6,780	$ 34,084	$ 14,365	$ 12,148	**$ 8,631**
Adjusted noninterest expense (non-GAAP)	$ 231,426	$ 239,159	$ 234,925	$ 236,599	**$ 238,216**
Adjusted Efficiency Ratio (Non-GAAP)	**54%**	**57%**	**56%**	**56%**	**56%**

Dollars in thousands

(1) Includes pre-tax cyber incident costs of $56,000 and $3.5 million for the quarters ended September 30, 2024 and June 30, 2024, respectively.

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NON - GAAP RECONCILIATIONS – TANGIBLE COMMON EQUITY RATIO Dollars in thousands 40 Tangible Common Equity ("TCE") Ratio 2Q24 3Q24 Tangible common equity (non-GAAP) $ 3,649,908 $ 3,909,639 Total assets (GAAP) 45,493,970 46,082,647 Less: Intangible assets 2,000,495 1,994,941 Tangible asset (non-GAAP) $ 43,493,475 $ 44,087,706 TCE Ratio (Non-GAAP) 8.4% 8.9%

EARNINGS PRESENTATION END NOTES 41 Slide 5 End Notes • Loans and deposits as of September 30, 2024; excludes $2.4B of loans and $3.9B of deposits from national lines of business and brokered deposits. • Country GDP as of 2023; State GDP as of 2Q24 • Sources: S&P Global, International Monetary Fund, US Bureau of Economic Analysis Slide 9 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 10 End Notes (1) Adjusted figures exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses; Core net interest income excluding loan accretion is also a non-GAAP financial measure; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding FDIC special assessment and merger, branch consolidation and severance related expenses and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Adjusted PPNR is a non-GAAP financial measures that exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. (3) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 11 End Notes (1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 12 End Notes (1) 1Q22, 2Q22 and 3Q22 loan production excludes production by legacy ACBI from March ~ July 2022 (pre-core system conversion); 1Q22 loan portfolio growth excludes acquisition date loan balances acquired from ACBI. (2) 1Q19 loan production excludes production from National Bank of Commerce (“NBC”); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q19. (3) Excludes loans held for sale (and excludes PPP for periods prior to 2023); loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale (and excluding PPP for periods prior to 2023). (4) The combined historical information referred to in this presentation as the “Combined Business Basis” is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection with the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI. Slide 14 End Notes (1) Excludes loans held for sale. Slide 15 End Notes (1) CDL includes residential construction, commercial construction, and all land development loans. (2) Investor CRE includes nonowner-occupied CRE and other income producing property. (3) Excludes SELF loans acquired from ACBI.

EARNINGS PRESENTATION END NOTES 42 Slide 16 End Notes † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 3Q24 MRQs available as of October 22, 2024; Peers as disclosed in the most recent SSB proxy statement. Slide 19 End Notes (1) Unamortized discount on acquired loans was $40 million, $43 million, $47 million, $51 million, and $55 million for the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively. Slide 20 End Notes (1) Review consists of all loans over $1 million; Substantially all loans reviewed in the $1 million to $1.5 million population were 50 thousand square feet or smaller and were not located in a Central Business District. (2) Weighted average DSC information from the Company’s December 31, 2023 stress test using commitment balances, totaling approximately $6.2 billion; excludes loans below $1.5 million, unless part of a larger relationship; Weighted average LTV as of September 30, 2024. Slide 22 End Notes (1) Includes loan types representing 2% or more of investor CRE portfolio; based on the total portfolio of $9.3 billion, excluding 1-4 family rental properties and agricultural loans. (2) Weighted average DSC information from the Company’s December 31, 2023 stress test using commitment balances, totaling approximately $6.2 billion; excludes loans below $1.5 million, unless part of a larger relationship; Weighted average LTV as of September 30, 2024. (3) Represents % of each loan type balance. Slide 24 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Preliminary Slide 26 End Notes † Investment portfolio excludes non-marketable equity. (1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral) (2) Investment securities yield include non-marketable equity and trading securities. (3) Excludes principal receivable balance as of September 30, 2024. (4) Based on current book value Slide 27 End Notes (1) Total revenue and noninterest income are adjusted by gains or losses on sales of securities and tax equivalent adjustments; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses, losses on sales of securities, and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratios and Net Interest Margin reconciliation in Appendix. (2) Annualized

EARNINGS PRESENTATION END NOTES 43 Slide 28 End Notes (1) Includes pipeline, LHFS and MBS forwards. Slide 29 End Notes (1) Interest on centrally-cleared variation margin (expense or income) is included in ARC revenue within Correspondent Banking and Capital Markets Income.